UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

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☐	Soliciting Material under § 240.14a-12

SEAGEN INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Your Vote Counts! SEAGEN INC. 21823 30TH DR. SE BOTHELL, WA 98021 Seagen Inc. 2021 Annual Meeting Vote by May 13, 2021 11:59 PM ET You invested in Seagen Inc. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 14, 2021. Vote Virtually at the Meeting* May 14, 2021 2:30 p.m. Pacific time Virtually at: www.virtualshareholdermeeting.com/SGEN2021 Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D40845-P50590 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. *Please check the meeting materials for any special requirements for meeting attendance.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D40846-P50590 NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1. Election of Directors Nominees: 2. Approve, on an advisory basis, the compensation of Seagen’s named executive officers as disclosed in the Notice and Proxy Statement. 3. Ratify the appointment of PricewaterhouseCoopers LLP as Seagen’s independent registered public accounting firm for the fiscal year ending December 31, 2021. For For To be elected for terms expiring in 2024: 1a. Felix J. Baker, Ph.D. 1b. Clay B. Siegall, Ph.D 1c. Nancy A. Simonian, M.D. For For For